EIGHTEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 7th day of August, 2013 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and
WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2.Amendment to Section 1.02.

(a)	Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “Applicable Margin” in its entirety as follows:
“Applicable Margin” means:
(a)    for any day prior to the date on which the Borrower demonstrates compliance with Section 9.01 for the fiscal quarter ending June 30, 2014, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
	< 50%	> 50%, but < 75%	> 75%, but < 90%	> 90%
ABR Loans	1.50%	1.75%	2.00%	2.25%
Eurodollar Loans	2.50%	2.75%	3.00%	3.25%
Commitment Fee	0.50%	0.50%	0.50%	0.50%

and

(b)    for any day from and after the date on which the Borrower demonstrates compliance with Section 9.01 for the fiscal quarter ending June 30, 2014, with respect any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
	< 50%	> 50%, but < 75%	> 75%, but < 90%	> 90%
ABR Loans	1.00%	1.25%	1.50%	1.75%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%
Commitment Fee	0.50%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level; provided further that the Applicable Margin shall revert to the previous Applicable Margin upon the Borrower’s delivery of such Reserve Report.

(b)	Section 1.02 of the Credit Agreement is hereby amended to add the following new definition in proper alphabetical order:
“Eighteenth Amendment Effective Date” means August 7, 2013.

(c)
Section 1.02 of the Credit Agreement is hereby amended to delete the definitions of “Material Asset Sale”, “Maximum Credit Amount Increase Agreement”, “New Lender” and “New Lender Agreement” in their entirety.

3.Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended to delete subsection (c) thereof in its entirety.
4.Amendment to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 9.01    Financial Covenants.
(a)    Current Ratio. Commencing with the fiscal quarter ending June 30, 2013, the Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding non-cash obligations under FAS 133) (such ratio, the “Current Ratio”) to be less than 1.0 to 1.0.
(b)    Interest Coverage Ratio. The Borrower will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending June 30, 2013, its ratio of (i) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four quarter period then ended to (ii) actual cash interest paid by the Borrower and the Restricted Subsidiaries during such period to be less than (A) 2.00 to 1.0 for the fiscal quarter ending June 30, 2013 and for the fiscal quarter ending September 30, 2013, (B) 2.25 to 1.0 for the fiscal quarter ending December 31, 2013 and (C) 2.50 to 1.0 for the fiscal quarter ending March 31, 2014 and for each fiscal quarter ending thereafter.
(c)    Total Debt to EBITDAX. The Borrower will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending June 30, 2014, its ratio of (i) total Debt of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four quarter period then ended to exceed (A) 4.50 to 1.0 for the fiscal quarter ending June 30, 2014 and for the fiscal quarter ending September 30,

2014 and (B) 4.25 to 1.0 for the fiscal quarter ending December 31, 2014 and for each fiscal quarter ending thereafter.
(d)    Senior Debt to EBITDAX. The Borrower will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending June 30, 2013 through and including the fiscal quarter ending March 31, 2014, its ratio of (i) (x) total Debt of the Borrower and the Restricted Subsidiaries as of such date minus (y) the then outstanding principal amount of the Senior Notes to (ii) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four quarter period then ended to exceed 2.00 to 1.00.”
5.Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended to restate subsection (p) thereof in its entirety as follows:
“(p)    Debt evidenced by Senior Notes (including unsecured guarantees in respect thereof) not to exceed an aggregate principal amount of $600,000,000 at any time outstanding; provided that (i) the maturity date of the Senior Notes shall not be earlier than one year after the Maturity Date and (ii) the Borrower shall not prepay any amounts owing under the Senior Notes at any time;”
6.Amendment to Section 9.04. Section 9.04 of the Credit Agreement is hereby amended to restate clause (ii) of subsection (e) thereof in its entirety as follows:
“(ii) after giving effect to such redemption, availability under the Borrowing Base is equal to or greater than ten percent (10%) of the Borrowing Base then in effect, except to the extent such proceeds were previously utilized as Investments pursuant to Section 9.05;”.
7.Amendment to Section 9.05.

(a)	Section 9.05 of the Credit Agreement is hereby amended to restate subsections (h), (i), (p) and (q) thereof in their entirety as follows:
“(h)    subject to the restrictions set forth in the last paragraph of this Section 9.05 and to the limits in Section 9.06, Investments in direct ownership interests in additional Oil and Gas Properties, gas gathering, processing and transportation systems and all other assets contemplated by the permitted business of Borrower located within the geographic boundaries of the United States of America and Canada;
(i)    subject to the restrictions set forth in the last paragraph of this Section 9.05, entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the oil and gas business, excluding, however, Investments in other Persons; provided, however, that none of the foregoing shall involve the incurrence of any Debt not permitted by Section 9.02;
(p)    Investments by the Borrower or any Restricted Subsidiaries in Unrestricted Subsidiaries (other than Eureka Hunter Holdings, LLC or its Subsidiaries), not to exceed (i) $12,500,000 in the calendar year ending December 31, 2013 and (ii) $7,500,000 in any calendar year thereafter;
(q)    Investments in Eureka Hunter Holdings, LLC (or another direct or indirect Subsidiary of Eureka Hunter Holdings, LLC), whether such Subsidiaries are Restricted Subsidiaries or Unrestricted Subsidiaries, in an aggregate amount at any one time outstanding not to exceed (i) $32,000,000 (excluding the Investments in such Persons existing on the Eighteenth Amendment Effective Date as set forth on Schedule 9.05(q)), so long as, with respect to the Investments made on or after the Eighteenth Amendment Effective Date, (A) such Investments are made before December 31, 2013 and (B) at the time of and after giving effect to each such Investment, availability under the Borrowing Base is equal to or greater than $75,000,000, provided that to the extent the Borrower reasonably determines that funds in excess of such amount are necessary for the construction, operation, maintenance or expansion of the Eureka Hunter Pipeline or any related natural gas processing plants (including the financing of the foregoing), the Borrower may distribute such excess funds to Eureka Hunter Holdings, LLC or such other Subsidiary for the purpose of paying any such construction, operation, maintenance or expansion expenses of the Eureka Hunter Pipeline or such natural gas processing plants (including the costs, expenses, fees or other amounts relating to the financing of the foregoing), so long as such funds are net cash proceeds from the offering of common or preferred equity securities by the Borrower on or after August 1, 2013, except to the extent such funds were previously utilized to make redemptions of Series C preferred stock pursuant to Section 9.04(e), or such payment is made in the form of the issuance of stock, and (ii) in any calendar year ending after December 31, 2013, $2,000,000 (excluding the Investments in such Persons existing on the Eighteenth Amendment

Effective Date as set forth on Schedule 9.05(q)), provided that to the extent the Borrower reasonably determines that funds in excess of such amount are necessary for the construction, operation, maintenance or expansion of the Eureka Hunter Pipeline or any related natural gas processing plants (including the financing of the foregoing), the Borrower may distribute such excess funds to Eureka Hunter Holdings, LLC or such other Subsidiary for the purpose of paying any such construction, operation, maintenance or expansion expenses of the Eureka Hunter Pipeline or such natural gas processing plants (including the costs, expenses, fees or other amounts relating to the financing of the foregoing), so long as (A) such funds are net cash proceeds from the offering of common or preferred equity securities by the Borrower on or after August 1, 2013, except to the extent such funds were previously utilized to make redemptions of Series C preferred stock pursuant to Section 9.04(e), or such payment is made in the form of the issuance of stock and (B) at the time of and after giving effect to each such Investment, availability under the Borrowing Base is equal to or greater than 5% of the Borrowing Base then in effect.”

(b)	Section 9.05 of the Credit Agreement is hereby amended to add the following new paragraph at the end of said Section:
“From and after the Eighteenth Amendment Effective Date and until the Borrower demonstrates compliance with Section 9.01 for the fiscal quarter ending June 30, 2014, the aggregate amount of Investments funded in connection with acquisitions permitted by clauses (h) and (i) above shall not exceed the sum of (a) $40,000,000, plus, (b) if at the time of and after giving effect to any such Investment, availability under the Borrowing Base is equal to or greater than $75,000,000, (i) the proceeds of any asset sale permitted by Section 9.11(d) or Section 9.11(h) (minus, in the case of asset sales permitted by Section 9.11(d), the amount of any reduction in the Conforming Borrowing Base as a result of such asset sale), so long as, in each case, such proceeds are received on or after August 1, 2013 and (ii) the net cash proceeds from the offering of common or preferred equity securities by the Borrower on or after August 1, 2013, except to the extent such funds were previously utilized to make redemptions of Series C preferred stock pursuant to Section 9.04(e) and so long as the use of such proceeds takes place as soon as reasonably practicable upon receipt of such proceeds.”
8.Amendment to Credit Agreement. The Credit Agreement is hereby amended to (i) delete Exhibits H and I thereto in their entirety and (ii) add Schedule 9.05(q) thereto in the form attached hereto.

9.Keepwell. By its execution hereof, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 9 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9, or otherwise under the Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of the Guaranty as described in Section 4 thereof. Each Qualified ECP Guarantor intends that this Section 9 constitute, and this Section 9 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, (a) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute; (b) “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act; and (c) “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
10.Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.
11.Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.
12.Conditions to Effectiveness. This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)	receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders; and

(b)	payment to the Administrative Agent for the benefit of each Lender executing this Amendment of an amendment fee equal to 0.25% of each such Lender’s Commitment.
13.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
14.    Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.
15.    Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By: /s/ Ronald D. Ormand
Ronald D. Ormand Executive Vice President Finance and Director of Capital Markets

GUARANTORS:

PRC WILLISTON, LLC, a Delaware limited liability company

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President Finance and Director of Capital Markets

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC, its general partner

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President Finance and Director of Capital Markets

Signature Page to Eighteenth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President Finance and Director of Capital Markets

TRIAD HUNTER, LLC, a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Vice President

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation

By: /s/ Ronald D. Ormand

Ronald D. Ormand Chief Financial Officer

NGAS HUNTER, LLC

By: /s/ Ronald D. Ormand

Ronald D. Ormand Vice President and Treasurer

Signature Page to Eighteenth Amendment to Credit Agreement

MHR CALLCO CORPORATION, a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

Ronald D. Ormand Vice President

MHR EXCHANGECO CORPORATION, a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

Ronald D. Ormand Vice President

WILLISTON HUNTER CANADA, INC., a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC., a Delaware corporation

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President and Chief Financial Officer

Signature Page to Eighteenth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC, a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Vice President and Treasurer

BAKKEN HUNTER, LLC, a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President

MAGNUM HUNTER MARKETING, LLC, a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC., a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President and Treasurer

SHALE HUNTER, LLC, a Delaware limited liability company

By: /s/ Ronald D. Ormand

Ronald D. Ormand Executive Vice President and Treasurer

Signature Page to Eighteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By: /s/ Gumaro Tijerina

Gumaro Tijerina Director

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/Kristin N. Oswald Name: Kristin N. Oswald Title: Vice President

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By: /s/ Phil Ballard Name: Phil Ballard Title: Vice President

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Michael Getz Name: Michael Getz Title: Vice President

By: /s/ Marcus M. Tarkington Name: Marcus M. Tarkington Title: Director

Signature Page to Eighteenth Amendment to Credit Agreement

Exhibit 10.5

LENDER:

ROYAL BANK OF CANADA

By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By: /s/ Lana Gifas Name: Lana Gifas Title: Director

By: /s/ Joselin Fernandes Name: Joselin Fernandes Title: Associate Directory

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

ABN AMRO CAPITAL USA LLC

By: /s/ David Montgomery Name: David Montgomery Title: Executive Director

By: /s/ Darrell Holley Name: Darrell Holley Title: Managing Director

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Jeffrey H. Rathkamp Name: Jeffrey H. Rathkamp Title: Managing Director

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Sherrie I. Manson Name: Sherrie I. Manson Title: Senior Vice President

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By: /s/ Shannon Juhan Name: Shannon Juhan Title: Vice President

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Mark A. Serice Name: Mark A. Serice Title: Senior Vice President

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By: /s/ Kevin Buddhdew Name: Kevin Buddhdew Title: Authorized Signatory

By: /s/ Michael Spaight Name: Michael Spaight Title: Authorized Signatory

Signature Page to Eighteenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By: /s/ Michele Latzoni Name: Michelle Latzoni Title: Authorized Signatory

Signature Page to Eighteenth Amendment to Credit Agreement

SCHEDULE 9.05(q)
Investments in Eureka Hunter Holdings, LLC (or other direct or indirect Subsidiary of Eureka Hunter Holdings, LLC) as of the Eighteenth Amendment Effective Date
Eureka Hunter Pipeline
$20.5 million – pipeline construction
$15.1 million - cryogenic processing plant
$36.8 million – pipeline construction

Schedule 9.05(q)-1